UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 1, 2007

ORCHIDS PAPER PRODUCTS COMPANY

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32563 (Commission File Number)	23-2956944 (IRS Employer Identification Number)

4826 Hunt Street Pryor, Oklahoma 74361 (Address of Principal Executive Offices)

(918) 825-0616 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Conditions.

On November 1, 2007, Orchids Paper Products Company (the "Registrant") reported its financial results for the quarter and nine months ended September 30, 2007. A copy of the Registrant's press release containing this information is attached as Exhibit 99.1 to this report on Form 8-K and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On November 1, 2007, the Registrant reported its financial results for the quarter and nine months ended September 30, 2007. A copy of the Registrant's press release containing this information is attached as Exhibit 99.1 to this report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. See the Exhibit Index which is incorporated herein by reference.

The information furnished pursuant to Item 2.02, including Exhibit 99.1 as it related to the Registrant's financial results for the quarter and nine months ended September 30, 2007, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Registrant under the Securities Act of 1933 or the Exchange Act unless the Registrant specifically incorporates the information by reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORCHIDS PAPER PRODUCTS COMPANY

Date: November 5, 2007	By:	/s/ Keith Schroeder
Keith Schroeder Chief Financial Officer

Exhibit Index

Exhibit	Description

99.1	Press Release Dated November 1, 2007.